FOR IMMEDIATE RELEASE

Contacts: Norman Black, Public Relations
          404-828-7593
          Teresa Finley, Investor Relations
          404-828-7359

                           STRONG GLOBAL VOLUME GROWTH
                          PRODUCES 12% GAIN IN EARNINGS

             DAILY VOLUME UP 721,000; INTERNATIONAL PROFIT JUMPS 22%

     ATLANTA, Oct. 19, 2006 -- UPS (NYSE:UPS) today reported solid revenue and profit growth for its most recent quarter on a healthy 5% rise in global small package volume.

     Consolidated revenue for the quarter ending Sept. 30, 2006, increased 10.5% and diluted earnings per share increased 11.6% to $0.96. The growth in small package volume translated to 721,000 additional packages each day in the UPS network.

     The company also said it is taking significant steps to improve the profitability of its forwarding and logistics business, confirming it will eliminate 20% of the non-operating expense in the business unit.

     "UPS is moving forward with confidence," said Chairman and CEO Mike Eskew. "Our small package business continues to show strength across all segments and we are taking the steps necessary to put our supply chain business on the right track after a disappointing performance."

CONSOLIDATED RESULTS         Third quarter   Year-ago
--------------------         -------------   --------
Revenue                         $11.66 B     $10.55 B
Operating profit                $ 1.58 B     $ 1.50 B
Average volume per day            15.1 M       14.3 M
Diluted earnings per share      $ 0.96       $ 0.86

     Operating profit for the quarter was reduced by an $87 million pre-tax charge for a tentative legal settlement involving a wage-and-hour case in California. In addition, there was a $52 million reduction in income tax expense related to favorable developments with certain international tax issues. The combination of these two items had no effect on the $0.96 diluted earnings per share.

                                    - more -

CASH POSITION

     For the first nine months, UPS generated $4 billion in cash from operations and:

     - Purchased 26.5 million shares, reducing total shares outstanding by 2.1%.

     -    Paid $1.6 billion in dividends.

     -    Invested $2.3 billion in capital expenditures.

     The company's cash position declined from the previous end-of-quarter due primarily to the funding of its UPS-sponsored pension plans in the amount of $1.5 billion.

U. S. PACKAGE                Third quarter   Year-ago
-------------                -------------   --------
Revenue                         $7.40 B       $7.03 B
Operating profit                $1.21 B       $1.11 B
Operating margin                 16.3%         15.8%
Average volume per day           13.3 M        12.9 M

     All levels of small package service posted gains. Daily ground volume increased 3.6%, while average daily volume for Next Day Air(R) rose 1.0% and deferred air volume climbed 3.4%. Total revenue per piece remained firm with a gain of 3.4%.

     This segment was adversely impacted by the $87 million tentative legal settlement previously mentioned. In addition, the unit experienced a positive impact from a reduction in worker's compensation claims expense. This reflects the success of the company's health and safety programs, which have dramatically reduced claims and injuries.

INTERNATIONAL PACKAGE        Third quarter   Year-ago
---------------------        -------------   --------
Revenue                         $2.25 B       $1.92 B
Operating profit                $ 387 M       $ 318 M
Operating margin                 17.2%         16.6%
Average volume per day            1.8 M         1.5 M

     Total international package volume grew 19.9%. Export volume increased 13.6%. Non-U.S. domestic volume was up 24.2% aided by the LYNX Express acquisition.

     In the third quarter, the company opened its first retail centers in China. The launch of the UPS Express centers in Shanghai's central business district is the latest in a series of strategic initiatives to expand UPS's operations and brand presence in China.

     Additionally, UPS today announced a new partnership with the Italian Post. Under the five-year agreement, UPS will deliver the Italian post office's international express volume.

                                    - more -

SUPPLY CHAIN AND FREIGHT     Third quarter   Year-ago
------------------------     -------------   --------
Revenue                         $2.01 B       $1.60 B
Operating profit (loss)          ($19) M      $  70 M
Operating margin                  (.9%)         4.4%

     The forwarding and logistics unit is in the process of implementing cost and revenue initiatives that will improve its performance. UPS Freight results were below expectations due to a revenue shortfall and cost pressures related to the consolidation of its western U.S. unit, Motor Cargo, Inc., into the UPS Freight network.

OUTLOOK

     "We still expect full year diluted earnings per share growth of about 11% despite the performance in the supply chain and freight segment," said Scott Davis, UPS's chief financial officer. "The small package business should be strong in the fourth quarter as we expect international deliveries and the U.S. holiday shipping period to be solid. We also anticipate modest improvement from the supply chain and freight segment over third quarter results."

     UPS is the world's largest package delivery company and a global leader in supply chain services, offering an extensive range of options for synchronizing the movement of goods, information and funds. Headquartered in Atlanta, Ga., UPS serves more than 200 countries and territories worldwide. UPS's stock trades on the New York Stock Exchange (UPS) and the company can be found on the Web at UPS.com. To get UPS news direct, visit pressroom.ups.com/RSS.

                                      # # #

EDITOR'S NOTE: UPS Chairman and CEO Mike Eskew and CFO Scott Davis will discuss third quarter results with investors and analysts during a conference call today at 8:30 a.m. EDT. That conference call is open to listeners through a live Webcast. To access the call, go to www.shareholder.com/UPS and click on "Earnings Webcast."

     Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, governmental regulations, our competitive environment, strikes, work stoppages and slowdowns, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in our operating results, and other risks discussed in the company's Form 10-K and other filings with the Securities and Exchange Commission, which discussions are incorporated herein by reference.

                           UNITED PARCEL SERVICE, INC.
                     SELECTED FINANCIAL DATA - THIRD QUARTER
                                   (UNAUDITED)

                                               THREE MONTHS ENDED
                                                  SEPTEMBER 30,          CHANGE
                                               ------------------   ---------------
                                                  2006      2005       $        %
                                                -------   -------   ------   ------
(amounts in millions, except per share data)
STATEMENT OF INCOME DATA:
Revenue:
   U.S. Domestic Package                        $ 7,402   $ 7,033   $  369      5.2%
   International Package                          2,251     1,918      333     17.4%
   Supply Chain & Freight                         2,009     1,599      410     25.6%
                                                -------   -------   ------
   Total revenue                                 11,662    10,550    1,112     10.5%
Operating expenses:
   Compensation and benefits                      5,908     5,603      305      5.4%
   Other                                          4,178     3,449      729     21.1%
                                                -------   -------   ------
   Total operating expenses                      10,086     9,052    1,034     11.4%
Operating profit (loss):
   U.S. Domestic Package                          1,208     1,110       98      8.8%
   International Package                            387       318       69     21.7%
   Supply Chain & Freight                           (19)       70      (89)  -127.1%
                                                -------   -------   ------
   Total operating profit                         1,576     1,498       78      5.2%
Other income (expense):
   Investment income                                 25        28       (3)   -10.7%
   Interest expense                                 (54)      (37)     (17)    45.9%
                                                -------   -------   ------
   Total other income (expense)                     (29)       (9)     (20)   222.2%
                                                -------   -------   ------
Income before income taxes                        1,547     1,489       58      3.9%
Income taxes                                        509       536      (27)    -5.0%
                                                -------   -------   ------
Net income                                      $ 1,038   $   953   $   85      8.9%
                                                =======   =======   ======
Net income as a percentage of revenue               8.9%      9.0%
Per share amounts
   Basic earnings per share                     $  0.96   $  0.86   $ 0.10     11.6%
   Diluted earnings per share                   $  0.96   $  0.86   $ 0.10     11.6%
Weighted average shares outstanding
   Basic                                          1,080     1,109
   Diluted                                        1,085     1,112

Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                     SELECTED OPERATING DATA - THIRD QUARTER
                                   (UNAUDITED)

                                                THREE MONTHS ENDED
                                                  SEPTEMBER 30,          CHANGE
                                               -------------------   -------------
                                                 2006       2005      $ / #     %
                                               --------   --------   ------   ----
REVENUE (IN MILLIONS):
U.S. Domestic Package:
   Next Day Air                                 $ 1,683    $ 1,605   $   78    4.9%
   Deferred                                         794        758       36    4.7%
   Ground                                         4,925      4,670      255    5.5%
                                                -------    -------   ------
      Total U.S. Domestic Package                 7,402      7,033      369    5.2%
International Package:
   Domestic                                         482        375      107   28.5%
   Export                                         1,622      1,408      214   15.2%
   Cargo                                            147        135       12    8.9%
                                                -------    -------   ------
      Total International Package                 2,251      1,918      333   17.4%
Supply Chain & Freight:
   Forwarding and Logistics                       1,419      1,200      219   18.3%
   Freight                                          497        314      183   58.3%
   Other                                             93         85        8    9.4%
                                                -------    -------   ------
      Total Supply Chain & Freight                2,009      1,599      410   25.6%
                                                -------    -------   ------
Consolidated                                    $11,662    $10,550   $1,112   10.5%
                                                =======    =======   ======
Consolidated volume (in millions)                   949        918       31    3.4%
Operating weekdays                                   63         64
AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. Domestic Package:
   Next Day Air                                   1,239      1,227       12    1.0%
   Deferred                                         889        860       29    3.4%
   Ground                                        11,175     10,788      387    3.6%
                                                -------    -------   ------
      Total U.S. Domestic Package                13,303     12,875      428    3.3%
International Package:
   Domestic                                       1,088        876      212   24.2%
   Export                                           677        596       81   13.6%
                                                -------    -------   ------
      Total International Package                 1,765      1,472      293   19.9%
                                                -------    -------   ------
Consolidated                                     15,068     14,347      721    5.0%
                                                =======    =======   ======
AVERAGE REVENUE PER PIECE:
U.S. Domestic Package:
   Next Day Air                                 $ 21.56    $ 20.44   $ 1.12    5.5%
   Deferred                                       14.18      13.77     0.41    3.0%
   Ground                                          7.00       6.76     0.24    3.6%
      Total U.S. Domestic Package                  8.83       8.54     0.29    3.4%
International Package:
   Domestic                                        7.03       6.69     0.34    5.1%
   Export                                         38.03      36.91     1.12    3.0%
      Total International Package                 18.92      18.93    (0.01)  -0.1%
Consolidated                                    $ 10.01    $  9.60   $ 0.41    4.3%
                                                =======    =======   ======

Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                     SELECTED FINANCIAL DATA - YEAR TO DATE
                                   (UNAUDITED)

                                                NINE MONTHS ENDED
                                                  SEPTEMBER 30,           CHANGE
                                               -------------------   ---------------
                                                 2006       2005        $        %
                                               --------   --------   -------   -----
(amounts in millions, except per share data)
STATEMENT OF INCOME DATA:
Revenue:
   U.S. Domestic Package                        $22,327    $20,786    $1,541     7.4%
   International Package                          6,645      5,757       888    15.4%
   Supply Chain & Freight                         5,947      4,084     1,863    45.6%
                                                -------    -------    ------
   Total revenue                                 34,919     30,627     4,292    14.0%
Operating expenses:
   Compensation and benefits                     17,917     16,389     1,528     9.3%
   Other                                         12,176      9,806     2,370    24.2%
                                                -------    -------    ------
   Total operating expenses                      30,093     26,195     3,898    14.9%
Operating profit:
   U.S. Domestic Package                          3,627      3,256       371    11.4%
   International Package                          1,196      1,063       133    12.5%
   Supply Chain & Freight                             3        113      (110)  -97.3%
                                                -------    -------    ------
   Total operating profit                         4,826      4,432       394     8.9%
Other income (expense):
   Investment income                                 71         96       (25)  -26.0%
   Interest expense                                (156)      (120)      (36)   30.0%
                                                -------    -------    ------
   Total other income (expense)                     (85)       (24)      (61)  254.2%
                                                -------    -------    ------
Income before income taxes                        4,741      4,408       333     7.6%
Income taxes                                      1,667      1,587        80     5.0%
                                                -------    -------    ------
Net income                                      $ 3,074    $ 2,821    $  253     9.0%
                                                =======    =======    ======
Net income as a percentage of revenue               8.8%       9.2%
Per share amounts
   Basic earnings per share                     $  2.83    $  2.53    $ 0.30    11.9%
   Diluted earnings per share                   $  2.82    $  2.52    $ 0.30    11.9%
Weighted average shares outstanding
   Basic                                          1,088      1,116
   Diluted                                        1,092      1,120

Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                     SELECTED OPERATING DATA - YEAR TO DATE
                                   (UNAUDITED)

                                                NINE MONTHS ENDED
                                                  SEPTEMBER 30,          CHANGE
                                               -------------------   --------------
                                                 2006       2005      $ / #     %
                                               --------   --------   ------   -----
REVENUE (IN MILLIONS):
U.S. Domestic Package:
   Next Day Air                                 $ 5,054    $ 4,665   $  389     8.3%
   Deferred                                       2,447      2,289      158     6.9%
   Ground                                        14,826     13,832      994     7.2%
                                                -------    -------   ------
      Total U.S. Domestic Package                22,327     20,786    1,541     7.4%
International Package:
   Domestic                                       1,421      1,114      307    27.6%
   Export                                         4,797      4,266      531    12.4%
   Cargo                                            427        377       50    13.3%
                                                -------    -------   ------
      Total International Package                 6,645      5,757      888    15.4%
Supply Chain & Freight:
   Forwarding and Logistics                       4,202      3,526      676    19.2%
   Freight                                        1,484        314    1,170   372.6%
   Other                                            261        244       17     7.0%
                                                -------    -------   ------
      Total Supply Chain & Freight                5,947      4,084    1,863    45.6%
                                                -------    -------   ------
Consolidated                                    $34,919    $30,627   $4,292    14.0%
                                                =======    =======   ======
Consolidated volume (in millions)                 2,871      2,707      164     6.1%
Operating weekdays                                  191        192
AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. Domestic Package:
   Next Day Air                                   1,244      1,188       56     4.7%
   Deferred                                         926        863       63     7.3%
   Ground                                        11,120     10,615      505     4.8%
                                                -------    -------   ------
      Total U.S. Domestic Package                13,290     12,666      624     4.9%
International Package:
   Domestic                                       1,080        841      239    28.4%
   Export                                           663        592       71    12.0%
                                                -------    -------   ------
      Total International Package                 1,743      1,433      310    21.6%
                                                -------    -------   ------
Consolidated                                     15,033     14,099      934     6.6%
                                                =======    =======   ======
AVERAGE REVENUE PER PIECE:
U.S. Domestic Package:
   Next Day Air                                 $ 21.27    $ 20.45   $ 0.82     4.0%
   Deferred                                       13.84      13.81     0.03     0.2%
   Ground                                          6.98       6.79     0.19     2.8%
      Total U.S. Domestic Package                  8.80       8.55     0.25     2.9%
International Package:
   Domestic                                        6.89       6.90    (0.01)   -0.1%
   Export                                         37.88      37.53     0.35     0.9%
      Total International Package                 18.68      19.55    (0.87)   -4.5%
Consolidated                                    $  9.94    $  9.67   $ 0.27     2.8%
                                                =======    =======   ======

Certain prior year amounts have been reclassified to conform to the current year presentation.